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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  JANUARY 16, 1997



                          BANK OF BOSTON CORPORATION
            (Exact name of registrant as specified in its charter)


MASSACHUSETTS                      1-6522             04-2471221
(State or other jurisdiction       (Commission        (IRS Employer
  of incorporation)                 File Number)       Identification No.)



100 FEDERAL STREET, BOSTON, MASSACHUSETTS              02110
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (617) 434-2200



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ITEM 5.  OTHER EVENTS.
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    On January 16, 1997, Bank of Boston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended December 31, 1996. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits.

99(a) Financial information included in the Corporation's Press Release dated January 16, 1997.

                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANK OF BOSTON CORPORATION



Dated:  January 21, 1997             /s/ Robert T. Jefferson
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                                    Robert T. Jefferson
                                    Comptroller